May 19, 2011

Summary Prospectus

BlackRock Basic Value Fund, Inc. | Investor, Institutional and Class R Shares

Fund	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
BlackRock Basic Value Fund, Inc.	MDBAX	MBBAX	MCBAX	MABAX	MRBVX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus (including amendments and supplements) and other information about the Fund, including the Fund's statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund's prospectus and statement of additional information, both dated October 28, 2010, as amended May 16, 2011, and as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts about BlackRock Basic Value Fund, Inc.

Investment Objective

The investment objective of the BlackRock Basic Value Fund, Inc. (the "Fund") is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the "Details about the Share Classes" section on page 15 of the Fund's prospectus and in the "Purchase of Shares" section on page II-56 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.50%[2]	1.00%[3]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[4]	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses	0.20%	0.38%	0.27%	0.14%	0.31%
Total Annual Fund Operating Expenses	0.86%	1.79%	1.68%	0.55%	1.22%

1  A contingent deferred sales charge ("CDSC") of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

2  The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "Details about the Share Classes — Investor B Shares" for the complete schedule of CDSCs.)

3  There is no CDSC on Investor C Shares after one year.

4  The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund's share of the allocated expenses of Master Basic Value LLC (the "Master LLC"). Management Fees are paid by the Master LLC.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$608	$785	$977	$1,530
Investor B Shares	$632	$913	$1,170	$1,860
Investor C Shares	$271	$530	$913	$1,987
Institutional Shares	$56	$176	$307	$689
Class R Shares	$124	$387	$670	$1,477

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$182	$563	$970	$1,860
Investor C Shares	$171	$530	$913	$1,987

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is a "feeder" fund that invests all of its assets in Master Basic Value LLC (the "Master LLC"), which has the same investment objectives and strategies as the Fund. All investments are made at the Master LLC level. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master LLC. Where applicable, the "Fund" refers also to the Master LLC.

The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Equity securities primarily consist of common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies. The Fund focuses on companies with market capitalizations of over $5 billion.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■  Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions.

■  Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, the Fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Performance Information

The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Standard & Poor's ("S&P") 500 Index and the Russell 1000® Value Index, which are relevant to the Fund because they have characteristics similar to the Fund's investment strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The returns for Class R Shares prior to January 3, 2003, the commencement of operations for Class R Shares, are based upon performance of the Fund's Institutional Shares. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R Shares. Updated information on the Fund's performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS1
BlackRock Basic Value Fund, Inc.
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.14% (quarter ended June 30, 2003) and the lowest return for a quarter was -20.50% (quarter ended December 31, 2008). The year-to-date return as of September 30, 2010 was 0.96%.

As of 12/31/09 Average Annual Total Returns[1]	1 Year	5 Years	10 Years
BlackRock Basic Value Fund, Inc. — Investor A
Return Before Taxes	23.60%	0.05%	2.17%
Return After Taxes on Distributions	22.85%	(1.52)%	0.46%
Return After Taxes on Distributions and Sale of Shares	15.33%	(0.32)%	1.26%
BlackRock Basic Value Fund, Inc. — Investor B
Return Before Taxes	24.75%	0.00%	2.09%
BlackRock Basic Value Fund, Inc. — Investor C
Return Before Taxes	28.39%	0.33%	1.91%
BlackRock Basic Value Fund, Inc. — Institutional
Return Before Taxes	30.85%	1.42%	3.00%
BlackRock Basic Value Fund, Inc. — Class R
Return Before Taxes	29.97%	0.82%	2.47%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	(0.95)%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	19.69%	(0.25)%	2.47%

1  A portion of the Fund's total return was attributable to payments by the previous investment adviser for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action in the fiscal year ended June 30, 2006.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R Shares will vary.

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Investment Manager

The Fund's investment manager is BlackRock Advisors, LLC ("BlackRock"). The Fund's sub-adviser is BlackRock Investment Management, LLC. Where applicable, the use of the term BlackRock also refers to the Fund's sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Kevin Rendino	2006	Managing Director of BlackRock, Inc.
Carrie King	2009	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange ("NYSE") is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares	Class R Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for retirement plans. • $50, if establishing Automatic Investment Plan ("AIP").	Available only for exchanges and dividend reinvestments by current holders and for purchase by certain qualified employee benefit plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.	$100 for all accounts.

Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	N/A	No subsequent minimum.	No subsequent minimum.

Tax Information

The Fund's dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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INVESTMENT COMPANY ACT FILE # 811-2739
© BlackRock Advisors, LLC
BR Basic Value — Investor
SPRO-BV-1010R